                                                                    EXHIBIT 99.6

                  CAREY INTERNATIONAL, INC. AND SUBSIDIARIES
                   SUPPLEMENTAL CONSOLIDATING BALANCE SHEET
                               NOVEMBER 30, 1996


                                                                    Carey              Indy
                                                                International,      Connection
                                                                     Inc.         Limousine, Inc.   Eliminations     Total
                                                                --------------    ---------------   ------------  -----------
ASSETS

Cash and cash equivalents                                       $   2,754,276     $      113,435    $             $ 2,867,711

Accounts receivable, net                                           10,141,732            400,599                   10,542,331

Notes receivable from contracts, current portion                      402,751                                         402,751

Prepaid expenses and other current assets                           1,936,961            124,777                    2,061,738
                                                                -------------     --------------    ------------  -----------

TOTAL CURRENT ASSETS                                               15,235,720            638,811                   15,874,531

Fixed assets, net                                                   3,379,246          2,255,664                    5,634,910

Notes receivable from contracts, excluding current portion            769,201                                         769,201

Franchise rights, net                                               5,348,264                                       5,348,264

Trade name, trademark and contract rights, net                      6,685,135                                       6,685,135

Goodwill and other intangible assets, net                           7,262,203             23,730                    7,285,933

Deferred tax assets                                                 2,461,573                                       2,461,573

Deposits and other assets                                           1,384,787             34,219                    1,419,006
                                                                -------------     --------------    ------------  -----------

TOTAL ASSETS                                                    $  42,526,129     $    2,952,424     $            $45,478,553
                                                                =============     ==============    ============  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current portion of notes payable                                $   5,131,227     $      727,022     $            $ 5,858,249

Current portion of capital leases                                     199,224                                         199,224

Current portion of subordinated notes payable                         440,000                                         440,000

Accounts payable and accrued expenses                              11,196,949            368,014                   11,564,963
                                                                -------------     --------------    ------------  -----------

TOTAL CURRENT LIABILITIES                                          16,967,400          1,095,036                   18,062,436

Notes payable, excluding current portion                            5,188,742            847,222                    6,035,964

Capital leases, excluding current portion                             663,030                                         633,030

Subordinated notes payable, excluding current portion               5,340,000                                       5,340,000

Deferred rent and other long-term liabilities                         111,281                                         111,281

Deferred tax liabilities                                            1,402,611            109,000                    1,511,611

Deferred revenue                                                    6,181,147                                       6,181,147

STOCKHOLDERS' EQUITY

Preferred stock                                                     1,115,400                                       1,115,400

Common stock                                                            6,558            491,525      (484,307)        13,776

Additional paid-in capital                                          7,357,064                          484,307      7,841,371

Accumulated deficit                                                (1,807,104)           409,641                   (1,397,463)
                                                                -------------     --------------    ------------  -----------

TOTAL STOCKHOLDERS' EQUITY                                          6,671,918            901,166                    7,573,084
                                                                -------------     --------------    ------------  -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $  42,526,129     $    2,952,424    $             $45,478,553
                                                                =============     ==============    ============  ===========


                                    99.6.1

                                                                    EXHIBIT 99.6

                  CAREY INTERNATIONAL, INC. AND SUBSIDIARIES
              SUPPLEMENTAL CONSOLIDATING STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED NOVEMBER 30, 1996


                                                                   Carey               Indy
                                                               International,       Connection
                                                                    Inc.         Limousine, Inc.     Eliminations        Total
                                                              ----------------  -----------------  ---------------  ----------------
Revenue, net                                                  $    59,505,698   $      6,080,105   $      (40,861)  $    65,544,942
Cost of revenue                                                    40,438,449          3,251,590          (40,861)       43,649,178
                                                              ----------------  -----------------  ---------------  ----------------
Gross profit                                                       19,067,249          2,828,515                         21,895,764
Selling, general and administrative expense                        15,077,553          1,649,057                         16,726,610
                                                              ----------------  -----------------  ---------------  ----------------
Operating income                                                    3,989,696          1,179,458                          5,169,154

Other income (expense):
   Interest expense                                                (1,704,187)          (194,044)                        (1,898,231)
   Interest and other income                                          156,695              6,016                            162,711
   Gain (loss) on sales of fixed assets                               269,654             86,100                            355,754
                                                              ----------------  -----------------  ---------------  ----------------
Income before provision for income taxes                            2,711,858          1,077,530                          3,789,388
Provision for income taxes                                           (104,246)           398,667                            294,421
                                                              ----------------  -----------------  ---------------  ----------------
Net income                                                    $     2,816,104   $        678,863   $                $     3,494,967
                                                              ================  =================  ===============  ================

                                    99.6.2